UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) November 8, 2010
Cooper Industries plc

(Exact Name of registrant as specified in its charter)

Ireland	1-31330	98-0632292

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Fitzwilliam Square,
Dublin 2, Ireland	2
(Address of principal executive offices)	(Zip Code)
Not applicable
Former name or former address, if changed since last report

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
ANNUAL REPORT UPDATE
     Cooper Industries plc ( “Cooper”) is filing this Current Report on Form 8-K to update certain historical information included in Cooper’s Annual Report on Form 10-K for the year ended December 31, 2009 filed February 19, 2010 (“Form 10-K”). Specifically, Cooper is updating the presentation of historical results to reflect the reorganization of its reporting segments and disclose a joint venture involving substantially all of the assets and liabilities of the Tools segment as a subsequent event.
     As reported in Cooper’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, Cooper revised its segment reporting during the first quarter of 2010 to align its external reporting with changes to its internal reporting structure and in conjunction with the March 26, 2010 announcement of a joint venture involving substantially all of the assets and liabilities of the Tools segment. The former Electrical Products segment has been divided into two new reportable segments. Following this change, Cooper’s operations consisted of three segments: Energy and Safety Solutions, Electrical Products Group and Tools.
     As first reported in Cooper’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and updated in Cooper’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, Cooper announced on March 26, 2010 entering into a Framework Agreement with Danaher Corporation to create a joint venture combining our Tools business with certain Tools businesses from Danaher’s Tools and Components Segment (the “Joint Venture”). On July 6, 2010, Cooper announced the completion of the Joint Venture, named Apex Tools Group, LLC. Cooper and Danaher each own a 50% interest in the Joint Venture, have equal representation on its Board of Directors and have a 50% voting interest in the Joint Venture. At completion of the transaction in July 2010, Cooper deconsolidated the Tools business assets and liabilities contributed to the Joint Venture and recognized Cooper’s 50% ownership interest as an equity investment. Beginning in the third quarter of 2010 following completion of the Tools joint venture, Cooper has two reportable segments.
     The following items of the Form 10-K are being adjusted retrospectively to reflect Cooper’s reorganization of its reporting segments and disclose the Tools joint venture as a subsequent event:
•	Business (Part I, Item 1);

•	Properties (Part I, Item 2);

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) (Part II, Item 7); and

•	Financial Statements and Supplementary Data (Part II, Item 8)
          The new segment presentation and disclosure of the Tools joint venture as a subsequent event has no effect on Cooper’s reported net income for any historical reporting period. The revised sections of the Form 10-K included in this Current Report on Form 8-K have not been otherwise updated for events occurring after the date of the consolidated financial statements, which were originally presented in the Form 10-K. This Current Report on Form 8-K should be read in conjunction with the Form 10-K (except for Part I, Item 1 and Part II, Items 7 and 8) and the Company’s other periodic reports on Form 10-Q and Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

23.1	Consent of Ernst & Young LLP.

99.1	Business, revised only to reflect the change in reportable segments and disclosure of the Tools joint venture.

99.2	Properties, revised only to reflect the change in reportable segments.

99.3	MD&A, revised only to reflect the change in reportable segments and disclosure of the Tools joint venture.

99.4	Financial Statements, revised only to reflect the change in reportable segments and disclosure of the Tools joint venture. Included in Item 8 is the Report of Independent Registered Public Accounting Firm dated February 19, 2010, except with respect to their opinion on the Consolidated Financial Statements as it relates to the effects of the change in reportable segments and disclosure of the Tools joint venture, as to which the date is November 8, 2010.

101.INS	XBRL Instance Document
101.SCH	XBRL Schema Document
101.CAL	XBRL Calculation Linkbase Document
101.LAB	XBRL Label Linkbase Document
101.PRE	XBRL Presentation Linkbase Document
101.DEF	XBRL Definition Linkbase Document
     Pursuant to Rule 406T of Regulation S-T, the interactive data included in Exhibit 101 is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Industries plc
November 8, 2010	By:	/s/ David A. Barta
		Name:	David A. Barta
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.
99.1	Business, revised only to reflect the change in reportable segments and disclosure of the Tools joint venture.
99.2	Properties, revised only to reflect the change in reportable segments.
99.3	MD&A, revised only to reflect the change in reportable segments and disclosure of the Tools joint venture.
99.4	Financial Statements, revised only to reflect the change in reportable segments and disclosure of the Tools joint venture. Included in Item 8 is the Report of Independent Registered Public Accounting Firm dated February 19, 2010, except with respect to their opinion on the Consolidated Financial Statements as it relates to the effects of the change in reportable segments and disclosure of the Tools joint venture, as to which the date is November 8, 2010.

101.INS	XBRL Instance Document
101.SCH	XBRL Schema Document
101.CAL	XBRL Calculation Linkbase Document
101.LAB	XBRL Label Linkbase Document
101.PRE	XBRL Presentation Linkbase Document
101.DEF	XBRL Definition Linkbase Document
     Pursuant to Rule 406T of Regulation S-T, the interactive data included in Exhibit 101 is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.